UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2005
TALX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1850 Borman Court
St. Louis, Missouri 63146
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 214-7000
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :
     ☐Written communications pursuant to Rule 425 under the Securities Act
     ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act
     ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement
     On September 8, 2005, TALX Corporation (the “Company”) announced that its shareholders had approved the Company’s 2005 Omnibus Incentive Plan (the “Plan”). The plan permits a variety of equity programs designed to provide flexibility in implementing equity and cash awards, including incentive stock options, non-qualified stock options, restricted stock grants, unrestricted stock grants, stock appreciation rights, performance units, and cash- and performance-based awards. Participants in the Plan may be granted any one of the equity awards or any combination of them, as determined by the board of directors or a committee as defined in the Plan. The Company has reserved 3,000,000 shares of common stock for issuance under the Plan. The maximum number of shares of common stock that may be subject to stock awards granted to any one Plan participant during any single fiscal period is 100,000. The Plan was filed as Attachment B to the Company’s definitive proxy materials, which were filed with the Securities and Exchange Commission on Schedule 14A on July 22, 2005, and the description of the Plan included therein under the caption “III. Approval of the TALX Corporation 2005 Omnibus Incentive Plan” is incorporated by reference herein.
Item 8.01. Other
     On September 8, 2005, the Company announced that its shareholders had elected William W. Canfield and Richard F. Ford to serve as directors for terms expiring at the Annual Meeting of Shareholders in 2008, or until their respective successors have been elected and have qualified.
     On September 8, 2005, the Company announced that its shareholders had approved an amendment to Article Three of the Company’s Restated Articles of Incorporation to increase the authorized common stock, par value $0.01 per share from 30,000,000 shares to 75,000,000 shares. The description of the amendment was included as Proposal II in the Company’s definitive proxy materials, which were filed with the Securities and Exchange Commission on Schedule 14A on July 22, 2005, and the description of the amendment included therein under the caption “II. Increase in the Number of Authorized Shares of Common Stock to 75,000,000” is incorporated by reference herein.
     On September 8, 2005, the Company announced that its shareholders had ratified the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the 2006 fiscal year.
     The information in this Item 8.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits. See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2005	TALX CORPORATION
	By:	/s/ L. Keith Graves
L. Keith Graves
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Restated Articles of Incorporation of the Company, as amended